UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 16, 2007
OPENTV CORP.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-15473	98-0212376
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
275 Sacramento Street
San Francisco, California 94111
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 962-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 5.01 Changes in Control of Registrant
     On January 16, 2007, the Kudelski Group (“Kudelski”) completed its previously announced stock purchase transaction with Liberty Media Corporation (“Liberty”), pursuant to which Kudelski acquired shares representing approximately 26.7% of the economic interest and 74.7% of the voting interest of OpenTV Corp. (the “Registrant”). The aggregate purchase price paid by Kudelski was $132,264,378. The Registrant was not a direct party to that transaction. In connection with and as a condition to the closing of the transaction, Joseph Deiss, Lucien Gani, Alan A. Guggenheim, André Kudelski, Mercer Reynolds, Pierre Roy and Claude Smadja were appointed to serve on the Registrant’s Board of Directors, and Robert R. Bennett, Anthony G. Werner and Michael Zeisser resigned from the Registrant’s Board of Directors. As a result of the foregoing, a majority of the Registrant’s Board of Directors consist of persons designated by Kudelski.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     As noted in Item 5.01, on January 16, 2007, in connection with and as a condition to the closing of a stock purchase transaction between Kudelski and Liberty, Joseph Deiss, Lucien Gani, Alan A. Guggenheim, André Kudelski, Mercer Reynolds, Pierre Roy and Claude Smadja were appointed to serve on the Registrant’s Board of Directors, and Robert R. Bennett, Anthony G. Werner and Michael Zeisser resigned from the Registrant’s Board of Directors.
Item 7.01. Regulation FD Disclosure.
     On January 17, 2007, the Registrant issued a press release (the “Press Release”) announcing that Kudelski had completed its acquisition of a controlling interest in the Registrant. A copy of the Press Release is attached hereto as Exhibit 99.1. The Press Release is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPENTV CORP.

Date: January 17, 2007	By: Name:	/s/ Shum Mukjerjee Shum Mukjerjee
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release